Filed Pursuant to Rule 497

File No. 333-216138

Rule 482ad

Stellus Capital Investment Corporation

Prices Public Offering of Notes due 2022

HOUSTON—August 16, 2017—Stellus Capital Investment Corporation (NYSE: SCM) (the “Company”) announced today the pricing of its public offering of $42.5 million in aggregate principal amount of its 5.75% notes due 2022 (the “Notes”). The Notes will mature on September 15, 2022, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after September 15, 2019. The Notes will bear interest at a rate of 5.75% per year payable quarterly on March 15, June 15, September 15 and December 15, of each year, beginning December 15, 2017. The Company has also granted the underwriters a 30-day option to purchase up to an additional $6.375 million in aggregate principal amount of Notes to cover over-allotments, if any.

The closing of the transaction is subject to customary closing conditions, and the Notes are expected to be delivered on or about August 21, 2017. The Company intends to apply to list the Notes on the New York Stock Exchange under the trading symbol “SCA” and, if the application is approved, expects trading in the Notes to begin within 30 days from the original issue date.

The Company intends to use the net proceeds from this offering to redeem its outstanding indebtedness under its 6.5% notes due 2019, which currently amounts to approximately $25.0 million, plus accrued interest. The Company intends to use any remaining proceeds after redemption of the 6.50% Notes to repay a portion of the amount outstanding under its credit facility.

Keefe, Bruyette & Woods, A Stifel Company, is acting as sole book-running manager of this offering. Janney Montgomery Scott LLC and Ladenburg Thalmann & Co. Inc. are acting as co-lead managers for the offering. BB&T Capital Markets and Oppenheimer & Co. are acting as co-managers for the offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes in this offering nor will there be any sale of the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering is being made pursuant to the Company’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering will be made only by means of a prospectus supplement and accompanying prospectus, copies of which, when available, may be obtained from: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019 (Attn: Capital Markets or tel: (800) 966-1559). Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The prospectus supplement, dated August 16, 2017, and accompanying prospectus, dated April 3, 2017, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

About Stellus Capital Investment Corporation

The Company is an externally-managed, closed-end, non-diversified investment management company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. The Company's investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation by investing primarily in private middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien, second lien, unitranche and mezzanine debt financing, and corresponding equity investments. The Company's investment activities are managed by its investment adviser, Stellus Capital Management. To learn more about Stellus Capital Investment Corporation, visit www.stelluscapital.com under the “Public Investors” tab.

Forward-Looking Statements

Statements included herein may contain “forward-looking statements” which relate to future performance or financial condition. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission including the final prospectus that will be filed with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contacts

Stellus Capital Investment Corporation
W. Todd Huskinson, (713) 292-5414
Chief Financial Officer
thuskinson@stelluscapital.com